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                                                                   EXHIBIT 10.20
Greyrock
 Business
Credit

A NationsBank Company

                      SECOND AMENDMENT TO LOAN DOCUMENTS

BORROWER:       TSW INTERNATIONAL, INC.
ADDRESS:        3301 WINDY RIDGE PARKWAY
                ATLANTA, GEORGIA 30339

DATE:           APRIL 3, 1997

        THIS AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is entered into between GREYROCK BUSINESS CREDIT, a division of NationsBank Commercial Corporation ("GBC"), whose address is 10880 Wilshire Boulevard, Suite 950, Los Angeles, California 90024, and the Borrower named above ("Borrower").

        The Parties agree to amend and supplement the Loan and Security Agreement between them, dated November 17, 1995 and amended on August 1, 1996 (as amended the "Loan Agreement"), effective as of the date set forth above, as follows. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by GBC and the Borrower, and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents." Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

        1. AMENDMENT TO CREDIT LIMIT. Provided that (i) Borrower executes and delivers the documents and instruments listed below, (ii) GBC has received, in form and substance satisfactory to it, results of such lien searches as it shall request, and evidence of all filings and other actions as it shall require to perfect and continue perfected its first priority security interest in the Collateral (as defined below), (iii) Borrower has paid the line increase fee referred to below, and (iv) no Default or Event of Default has occurred or is continuing (after and giving effect to the amendments contemplated hereby),
Section 1 ("Credit Limit") of the Schedule to the Loan Agreement is amended and restated in its entirety to read as follows:

        (Section 1.1):  An amount not to exceed the lesser of (1) and (2) below:

                        (1) $20,000,000 at any one time outstanding; and

                        (2) an amount equal to the sum of the following (without
                            duplication):
                            (i) an amount equal to 80% of Borrower's Eligible
                                Receivables (as defined in Section 8 above):
                                plus

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GREYROCK BUSINESS CREDIT                             AMENDMENT TO LOAN DOCUMENTS
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                        (ii) the amount from time to time outstanding under the
                             Term Note (as defined below): plus

                       (iii) if requested by Borrower, and if deemed eligible
                             for borrowing by GBC in its sole judgment, an amount not to exceed the lesser of (A) $9,000,000 at any one time outstanding and (B) an amount equal to 60% of Unbilled Receivables (as defined below) of the Borrower; plus

                        (iv) an amount not to exceed the lesser of (A)
                             $1,000,000 at any one time outstanding and (B) an amount equal to (1) 60% of Eligible Receivables of the UK Sub (as defined below), and (2) if requested by Borrower, and if deemed eligible for borrowing by GBC in its sole judgment, 45% of Unbilled Receivables of the UK Sub; plus

                         (v) an amount not to exceed the lesser of (A)
                             $1,000,000 at any one time outstanding and (B) an amount equal to 60% of Eligible Receivables of the Australian Sub (as defined below).

        The availability of any Loans under the amended Credit Limit set forth above shall be subject to the condition precedent that GBC shall have received each of the following, in form and substance satisfactory to GBC and its counsel:

        (i) a certificate of the Secretary or other appropriate officer of the Borrower certifying (A) the resolutions and other actions taken or adopted by the Borrower authorizing the execution, delivery and performance of this Amendment, and (B) the incumbency, authority and signatures of each officer of the Borrower authorized to execute and deliver this Amendment and act with respect thereto;

        (ii) the UK Consent (as defined below), in form and substance attached hereto, duly executed by the UK Sub;

        (iii) the Australian Consent (as defined below), in form and substance attached hereto, duly executed by the Australian Sub; and

        (iv) the shareholder consent, in form and substance attached hereto, duly executed by Warburg, Pincus & Co.

        As used herein, the following terms have the following meanings:

        "AUSTRALIAN CONSENT" means the Consent to Amendment of the Australian Sub in favor of GBC, in form and substance satisfactory to GBC.

        "AUSTRALIAN SUB" means TSW International Pty Ltd.

        "TERM NOTE" means the Secured Promissory Note, in favor of GBC, in the original principal amount of $2,000,000, dated August 1, 1996.

        "UK CONSENT" means the Consent to Amendment executed by the UK Sub in favor of GBC, in form and substance satisfactory to GBC.

        "UK SUB" means TSW International Ltd.

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GREYROCK BUSINESS CREDIT                             AMENDMENT TO LOAN DOCUMENTS
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        "UNBILLED RECEIVABLES" means Receivables with respect to which the invoice and other necessary billing documentation have not been submitted to the applicable Account Debtor in connection with a completed (or contracted) sale of goods, rendition of services or licensing of software but which otherwise qualify as Eligible Receivables for purposes of the Loan Agreement.

        2. LINE INCREASE FEE. In connection with this Amendment, Borrower agrees to pay a line increase fee of $50,000 due simultaneously herewith.

        3. AMENDMENT OF SCHEDULE TO LOAN AGREEMENT. Section 4 of the Schedule to the Loan Agreement is amended by deleting "November 30, 1996" and inserting "March 31, 1998" in its place.

        4. REPRESENTATIONS TRUE. To induce GBC to enter into this Amendment, the Borrower hereby confirms and restates, as of the date hereof, the representations and warranties made by it in Section 3 of the Loan Agreement. For the purposes of this Section 4 each reference in Section 3 of the Loan Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or works of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

        5. GENERAL PROVISIONS. GBC's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supercede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended and supplemented, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed. This Amendment forms part of the Loan Agreement and the terms of the loan Agreement are incorporated herein by reference.

BORROWER:                               GBC:

TSW INTERNATIONAL, INC.                 GREYROCK BUSINESS CREDIT,
                                        A DIVISION OF NATIONSCREDIT
                                        COMMERCIAL CORPORATION

BY /s/ Christopher R. Lane              BY /s/ [Illegible]
   ------------------------------          -----------------------------
   PRESIDENT OR VICE PRESIDENT             TITLE
                                                ------------------------
BY /s/ JOHN BARTELS
   ------------------------------
   SECRETARY OR ASS'T SECRETARY

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